Collaboration Revenue	12 Months Ended
Dec. 31, 2018
Collaboration Agreements [Abstract]
Collaboration Revenue

NOTE 3. Collaboration Revenue

The Company has entered into license agreements and collaborative research and development arrangements with pharmaceutical and biotechnology companies. Under these arrangements, the Company is entitled to receive license fees, upfront payments, milestone payments if and when certain research and development milestones or technology transfer milestones are achieved, royalties on approved product sales and reimbursement for research and development activities. The Company’s costs of performing these services are included within research and development expenses. The Company’s milestone payments are typically defined by achievement of certain preclinical, clinical, and commercial success criteria. Preclinical milestones may include in vivo proof of concept in disease animal model(s), lead candidate identification, and completion of IND-enabling toxicology studies. Clinical milestones may, for example, include successful enrollment of the first patient in or completion of Phase I, II, and III clinical trials, and commercial revenue, milestone or royalty-based, is often tiered based on net or aggregate sale amounts. The Company cannot guarantee the achievement of these milestones and economics due to risks associated with preclinical and clinical activities required for development of nucleic acid medicine-based therapeutics.

The following table summarizes the Company’s collaboration revenues for the periods indicated (in thousands). Approximately $5.0 million and $1.0 million of total collaboration revenue represents revenue derived from foreign countries for the years ended December 31, 2018 and 2017, respectively.

	Year Ended December 31,
(Dollars in thousands)	2018	2017
Collaboration Partner – Janssen	$1,232	$4,862
Collaboration Partner – Ultragenyx	6,794	5,639
Collaboration Partner – Takeda	1,137	1,403
Collaboration Partner – CureVac	4,427	—
Other	2,163	1,094
	$15,753	$12,998

The following paragraphs provide information on the nature and purpose of these collaboration arrangements.

Collaboration Partner – Janssen

Janssen 2015 Agreements

In 2015 the Company entered into two agreements with Janssen. The primary focus of the collaboration is to develop nucleic acid therapeutics for Hepatitis B (HBV). The Company analyzed the form and substance of both of the agreements and concluded they should be evaluated as a single arrangement for accounting purposes. Upon execution of the agreements, the Company received an upfront payment of $2.0 million which was amortized over the estimated research and development period.

Under the 2015 agreements, the Company recognized revenue of $4.9 million during the year ended December 31, 2017. The revenue recognized as of December 31, 2017 included labor and expense reimbursements of $4.4 million with the remaining revenue representing the amortized portion of the upfront fee and milestone payment. During the quarter ended September 30, 2017, the 2015 agreement was terminated, and the remaining unamortized upfront payment was recognized as of September 30, 2017.

Janssen 2017 Agreement

In late-2017, the Company and Janssen entered into a new agreement. The Company reviewed the timing and nature of the arrangement upon the signing of the new agreement and determined that it was not linked to the prior agreements and should be considered as a standalone agreement.

The 2017 collaboration agreement allocated discovery, development, funding obligations, and ownership of related intellectual property among the Company and Janssen. The Company received an upfront payment of $7.7 million and may receive preclinical, development and sales milestone payments of $56.5 million, as well as royalty payments on any future licensed product sales. Janssen will reimburse the Company for research costs at a future defined period upon the achievement of the first research milestone. Janssen may also pay option exercise fees within the $1.0 million to $5.0 million range per target.  Janssen will pay royalties on annual net sales of licensed products in the low to mid-single digits range, subject to reduction on a country-by-country and licensed-product-by-licensed-product basis and subject to certain events, such as expiration of program patents. In addition, the collaboration includes an exclusivity period.

As the license component of the contract has no standalone value, the license and the research and development activities, exclusivity, and joint steering committee obligations under this agreement should be considered as a single unit of accounting in the arrangement.  The upfront fee of $7.7 million is being deferred and recognized as revenue using the proportional performance method as the Company determined that the deliverables are fulfilled in a pattern other than straight-line due to the structure and nature of the collaborative arrangement. Total deferred revenue as of December 31, 2018 and December 31, 2017 for Janssen was $6.5 million and $7.6 million, respectively. The Company recognized revenue of $1.2 million and $0.1 million for the years ended December 31, 2018 and 2017, respectively. The revenue recognized included labor and expense reimbursements of a negligible amount with the remaining revenue representing the recognized portion of the upfront fee.

Collaboration Partner – Ultragenyx

In 2015 the Company entered into an agreement with Ultragenyx. During the initial phase of the collaboration, the Company will design and optimize therapeutics for certain rare disease targets. Ultragenyx has the option to add additional rare disease targets during the collaborative development period. Additionally, during the collaborative development period, the Company will participate with Ultragenyx in a joint steering committee. In addition, the collaboration includes an initial exclusivity period and an option to extend this period.

For each program, Ultragenyx will reimburse the Company for all internal and external development costs incurred and if Ultragenyx achieves certain, clinical, regulatory and sales milestones, then the Company is eligible to receive additional payments.

As part of the agreement, Ultragenyx paid an upfront fee and agreed to certain research and development funding obligations.  The Company is also entitled to certain additional payments upon exercise of the Ultragenyx expansion option and/or exclusivity extension (if any), and for costs incurred by the Company in conducting the activities assigned under each collaboration development plan. In addition, on a development target-by-development target basis during the two-year period from the effective date of contract, Ultragenyx will pay the Company a one-time milestone payment after the first optimized lead designation for the first product with respect of such development target. For each development target for which Ultragenyx exercises its option, Ultragenyx will pay the Company a one-time option exercise fee within the $2.0 million to $5.0 million range per development target. In 2018, the Company signed an amendment with Ultragenyx, that may reduce milestone payments dependent on whether the Company does not incorporate a predefined chemistry methodology to increase mRNA half-life.

The agreement included potential milestone payments for selected targets from Ultragenyx to the Company. The current potential milestone payment for the remaining target as of December 31, 2018 is $69.5 million. Ultragenyx will pay royalties as a percentage of net sales on a product-by-product and country-by-country basis during the applicable royalty term up to and including double digits. As of December 31, 2018, the Company has not yet reached the clinical phase of the contract.

The Company concluded that the license, research and development activities, exclusivity, and joint steering committee obligations under this agreement should be considered a single unit of accounting in the arrangement, and the upfront fee of $10 million is being deferred and recognized as revenue over the same period as the estimated research activities. As of December 31, 2018, the amortization period is currently expected to end on March 31, 2019.

During 2017, the Company entered into an amendment with Ultragenyx to add one year to the exclusivity period for the reserved targets, in consideration for a one-time payment of $2.0 million. The extension of the exclusivity period did not change the length of the research and development period. Further, the amendment allows Ultragenyx the opportunity to review and comment on its filings and prosecution efforts of pending Company patents that relate to Ultragenyx chemistry. Since the Company’s deliverables under the agreement are considered a single unit of accounting, the payment consideration was added to the unamortized portion of the upfront signing fee and is being recognized systematically, on a straight-line basis, over the remainder of the period that the research and development services are expected to occur.  During the fourth quarter of 2018, Ultragenyx extended the exclusivity on a specified number of reserved targets for an additional year with an annual reserve target list maintenance fee. This extension fee was deferred and will be recognized on a straight-line basis over the one-year exclusivity period. Total deferred revenue as of December 31, 2018 and December 31, 2017 for Ultragenyx was $2.7 million and $5.8 million, respectively.

The Company recognized revenue for Ultragenyx of $6.8 million and $5.6 million during the years ended December 31, 2018 and 2017, respectively. The revenue recognized included labor and expense reimbursements of $2.3 million and $3.7 million for the years ended December 31, 2018 and 2017, respectively, with the remaining revenue representing the amortized portion of the upfront fee on the arrangement.

Collaboration Partner – Takeda

In 2016 the Company entered into a contract with Millennium Pharmaceuticals, Inc., a wholly owned subsidiary of Takeda Pharmaceutical Company Limited (“Takeda”) to perform certain discovery and development of RNA medicines for treatment of nonalcoholic fatty liver disease (NASH). The agreement provided a non-exclusive license of the Company’s technology to Takeda for the 18 month research program term. As part of the agreement, Takeda paid an upfront fee of $0.1 million upon contract execution and agreed to provide the Company with funding for the discovery and development costs. The Company concluded that the research funding, exclusivity and license fees were to be accounted for as a single unit of accounting and the upfront license fees were deferred and recognized as revenue over the same period as the initial research program term. In 2017, the Company and Takeda amended the agreement to extend the research program scope and term through December 20, 2018.

The amended agreement provided for $3.7 million in regularly scheduled research funding payments through 2018. The scheduled fees paid are contractually refundable to Takeda if unearned by the Company. As noted above, the agreement ended during December of 2018 in accordance with the contractually agreed upon research term.

On March 8, 2019, the Company entered into a Research Collaboration Agreement with Takeda for the purpose of designing, or optimizing and manufacturing LUNAR-formulated mRNA Therapeutics. The Company recognized revenue from Takeda of $1.1 million and $1.4 million for the years ended December 31, 2018 and 2017, respectively. The revenue recognized includes expense reimbursements that are recognized as revenue when incurred as per the terms of the agreement and milestone payments. The Company is currently in negotiations with Takeda to potentially begin a new program with the intent for these remaining funds to be spent on additional workplans, resources and activities performed by Arcturus as part of the collaboration.

Collaboration Partner – CureVac

In January 2018, the Company entered into a Development and Option Agreement with CureVac, (the “Development and Option Agreement”). Under the terms of the Development and Option Agreement, the parties have agreed to conduct joint preclinical development programs once CureVac makes a payment to pull down a target on the basis of which CureVac is granted options for taking a license on pre-agreed license terms to develop and commercialize certain products incorporating the Company’s patents and know-how related to delivery systems based on or incorporating lipid-mediated delivery systems (including the LUNAR® platform) (the “Arcturus LMD Technology”), and CureVac patents and know-how related to mRNA technology. Subject to certain restrictions, the parties will have an undivided one-half interest in the patents and know-how developed jointly by the parties during the course of the Development and Option Agreement.  Pursuant to the terms of the Development and Option Agreement, CureVac will have a number of target options to co-develop from a reserved target list to enter into licenses under the Arcturus LMD Technology with respect to the development, manufacture and commercialization of licensed products (which can include products identified for development by the Company unless the Company is permitted by the terms of the Development and Option Agreement to place such products on a restricted list). A separate notice and fee will be required for each license agreement. If the target to which the license agreement relates is chosen by the parties for co-development under the Co-Development Agreement (which is defined below and discussed in the following paragraph) the license agreement will terminate as such programs will be covered under the Co-Development Agreement discussed below, and therefore CureVac will be given a credit for any exercise fees, milestone payments already paid and all other payments made in relation to the license agreement towards future such payments incurred with respect to future licenses under the Arcturus LMD Technology. Pursuant to a May 2018 amendment to the Development and Option Agreement (which was amended and restated on September 28, 2018), the Company increased the number of targets available to CureVac under the Development and Option Agreement and agreed upon the license forms to be executed upon selection of the targets by CureVac.

Concurrently with the Development and Option Agreement, the Company entered into a Co-Development and Co-Commercialization Agreement (the “Co-Development Agreement”). Under the terms of such agreement, the parties will collaborate to develop and commercialize mRNA-based products for treating ornithine transcarbamylase (“OTC”) deficiency, incorporating CureVac’s mRNA technology, the Company’s mRNA technology and the Arcturus LMD Technology. The overall collaboration with CureVac was managed by a joint steering committee. The parties also have the option to co-develop two mRNA programs for CureVac and one mRNA program for the Company that are not included on the target escrow list. All costs incurred from the Co-Development Agreement will be shared equally by the Company and CureVac, and any costs incurred by the Company in excess of CureVac will be divided evenly and recognized as revenue. The Company recognized $3.3 million of collaboration revenue related to the Co-Development Agreement as of December 31, 2018.

The Company concluded that the contracts should be accounted for on a combined basis due to their being negotiated and signed concurrently as well as the interoperability between the two agreements, and that the research and development activities, exclusivity, license fees, governance and reserve target rights were to be accounted for as a single unit of accounting and the upfront license fees of $5.0 million were deferred and recognized as revenue over the eight-year research program period. Further, the Company concluded that the options granted to CureVac are substantive and are to be evaluated as a separate arrangement and not a deliverable of the original arrangement since the option is at the sole election of the customer and due to the fact that the exercise price for the option is reasonable in comparison to other payments in the arrangement. Total deferred revenue as of December 31, 2018 was $4.4 million under the Development and Option Agreement. The Company recognized revenue from CureVac under both agreements of $4.4 million for the year ended December 31, 2018.  The revenue recognized included labor and expense reimbursements of $3.8 million for the year ended December 31, 2018, with the remaining revenue representing the amortized portion of the upfront fee under the Development and Option Agreement.

On February 11, 2019, the Company announced the termination of the obligations of CureVac under the Co-Development Agreement, effective 180 days from February 5, 2019 and the re-assumption by the Company of the worldwide rights thereto.  Arcturus will reassume 100% global rights for its flagship asset, clinical development candidate ARCT-810, a messenger RNA (mRNA) drug to treat OTC deficiency. ARCT-810 was previously subject to equal cost sharing between Arcturus and CureVac under the Co-Development Agreement. CureVac elected not to continue its obligations for the preclinical development of ARCT-810 under and pursuant to the terms of the agreement.

Pursuant to the terms of the Co-Development Agreement, CureVac is obligated to continue to fund its share of the preclinical expenses for the OTC program until August of 2019.

Other Collaboration Agreements

The Company entered into several other smaller agreements and recorded revenue and deferred revenue consistently with the revenue recognition practices described in the significant accounting policies footnote. The total revenue of $2.2 million from other smaller agreements was primarily related to a Research and Exclusive License Agreement with Synthetic Genomics, Inc. (“SGI”) which the Company entered into during the fourth quarter of 2017. Under the agreement, the Company granted SGI an exclusive license for the Arcturus LMD Technology to research, develop and sell products for diseases excluding all respiratory disease viruses other than influenza. Revenue related to this agreement is made up of labor reimbursements and sublicense revenue. The sublicense revenue is calculated as a percentage of all cash payments received by SGI from any sublicense for a LUNAR product, in the mid 10% to 20% range, less payments made to third parties to obtain the right to practice intellectual property used to develop or necessary to make, use, or sell all or part of licensed LUNAR product. Under certain circumstances, the Company will be owed a percentage ranging from 5% to 10% of amounts received by SGI should they enter into agreements. Additionally, in order to maintain exclusive rights, SGI must achieve certain specified sublicense milestones or pay the Company annual exclusivity maintenance fees. As part of the agreement, SGI paid an upfront fee of $0.2 million upon contract execution which is creditable against any payments to Arcturus. Therefore, the upfront fee was fully deferred upon the receipt of funds. The Company recognized $1.4 million of labor reimbursement and sublicense revenue as of December 31, 2018.

The remaining revenue from smaller collaboration agreements primarily relates to the agreement with Providence Therapeutics, Inc. (“Providence”), a related party. Under this agreement, the Company recognized revenue of $0.6 million from amortization of an upfront payment, labor reimbursements, and out-of-pocket cost reimbursements. See Note 14 Related Party Transactions for further details of the Providence agreement.